SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)        September 17, 2003


                            QUAKER CITY BANCORP, INC.
               (Exact name of registrant as specified in charter)



          Delaware                   0-22528                   95-444421
(State or other jurisdiction  (Commission file number)       (IRS employer
      of incorporation)                                    identification no.)


           7021 Greenleaf Avenue, Whittier, California          90602
             (Address of principal executive offices)         (Zip code)


  Registrant's telephone number, including area code        (562) 907-2200



                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.


         On September 17, 2003, the Board of Directors of Quaker City Bancorp, Inc. (the "Company"), authorized the repurchase of up to 5% (approximately 318,297 shares) of the Company's outstanding common stock. This authorization is effective immediately and shall terminate on July 31, 2005, unless sooner terminated by the Board of Directors. The stock will be repurchased in open market or privately negotiated transactions and will be conducted in compliance with Rule 10b-18 under the Securities Exchange Act of 1934 and applicable Nasdaq rules.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the September 22, 2003 press release announcing the extension of the stock repurchase program.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibit No.                         Description
-----------------------------------------------

Exhibit 99.1                        Press release dated September 22, 2003.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     QUAKER CITY BANCORP, INC.

Date: September 22, 2003        By: /s/ Frederic R. (Rick) McGill
                                    --------------------------------------------
                                    Name: Frederic R. (Rick) McGill
                                    Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

  99.1                 Press Release of Quaker City Bancorp, Inc. dated
                       September 22, 2003.